Exhibit 99.1

AIRSPAN TO RECEIVE UP TO $95 MILLION IN NEW EQUITY FINANCING AND ELIMINATE ALL EXISTING FUNDED DEBT

Enters Agreement with Creditors to Strengthen Financial Foundation and Right-Size Balance Sheet

Airspan Will Become Private Company with Strong Balance Sheet and Greater Financial Flexibility Majority-Owned by Fortress

Will Operate in Normal Course While Implementing Prepackaged Recapitalization on an Expedited Basis with Full Support of all Major Creditors

Secures Commitment for Over $53 Million of DIP Financing to Support Operations

BOCA RATON, Fla., March 31, 2024 – Airspan Networks Holdings Inc. (NYSE American: MIMO) (“Airspan” or the “Company”), a provider of ground-breaking, disruptive software and hardware for 5G networks and a pioneer in end-to-end Open RAN, private network and air-to-ground connectivity solutions, today announced that it has entered into a Restructuring Support Agreement (the “Agreement”) with certain funds managed by Fortress Investment Group (“Fortress”) and several of its other key financial stakeholders to position Airspan for long-term success through up to $95 million of new equity financing and the elimination of all the Company’s existing funded debt.

“This support agreement is the culmination of a strategic review process, and we believe it is the best path forward for Airspan to continue providing exceptional services and products to our customers worldwide,” said Glenn Laxdal, President and Chief Executive Officer at Airspan. “By strengthening the Company financially with new capital and a debt-free balance sheet, we will be better positioned to execute our plan to capitalize on the significant growth opportunities across our public and private network markets. We appreciate the support and engagement of all of our stakeholders as we build Airspan for the future.”

“Airspan provides a critical, next-generation suite of solutions for the broader telecommunications industry and possesses an invaluable intellectual property portfolio to protect its innovations,” said Drew McKnight, Co-Chief Executive Officer and Managing Partner at Fortress. “We are excited about the Company’s long-term growth opportunities. Our significant commitments through this Agreement reflect our conviction that a recapitalized Airspan can further solidify its leadership position within the wireless industry. We look forward to continuing to support the Company’s talented management team throughout this process and in the future.”

Airspan and its U.S. subsidiaries have filed voluntary prepackaged Chapter 11 proceedings in the United States Bankruptcy Court for the District of Delaware (the “Court”) in order to implement the Agreement, that has received support from 97.4% of the Company’s funded debt creditors. Airspan will operate its business without disruption through this process, safeguarding its commitment to employees, customers, and suppliers. The Company expects to complete the process on a highly expedited basis and obtain court approval of the transaction in as soon as the next 30-45 days, resulting in Airspan becoming a private company majority-owned by Fortress affiliates after receiving certain governmental and regulatory consents. Consummation of the transactions set forth in the Agreement is subject to satisfaction of certain customary closing conditions.

Airspan has received a commitment from Fortress affiliates for over $53 million in debtor-in-possession (“DIP”) financing, which combined with the Company’s cash on hand, is expected to provide sufficient capital during the restructuring process to support Airspan’s operations. The DIP financing is subject to Court approval and the satisfaction of specified closing conditions.

Airspan is filing a number of customary “first day” motions with the Court to enable it to continue uninterrupted operations during the financial restructuring, including to continue paying employee wages and providing benefits to employees, and to pay vendors and suppliers in full in the ordinary course of business.

As part of the transaction, Airspan’s existing common stockholders will have the opportunity to receive in exchange for their shares their pro rata share of a total of $450,000 or, at their election, warrants in lieu of cash; provided, that if more than 150 shareholders elect to receive warrants, no warrants will be issued.

Additional information about Airspan’s restructuring process and proceedings is available at https://dm.epiq11.com/Airspan, by calling (888) 851-9531 or +1 (971) 251-2626 for calls originating outside of the U.S., or by sending an email to Airspan@epiqglobal.com.

Dorsey & Whitney LLP is serving as legal counsel to Airspan. VRS Restructuring Services, LLC is serving as Airspan’s financial advisor and Intrepid Investment Bankers LLC is serving as Airspan’s investment banker. Davis Polk & Wardwell LLP is serving as legal counsel to Fortress.

About Airspan

Airspan Networks Holdings Inc. is a U.S.-based provider of groundbreaking, disruptive software and hardware for 5G networks, and a pioneer in end-to-end Open RAN solutions that provide interoperability with other vendors. As a result of innovative technology and significant R&D investments to build and expand 5G solutions, Airspan believes it is well-positioned with 5G indoor and outdoor, Open RAN, private networks for enterprise customers and industrial use applications, fixed wireless access (FWA), Air-To-Ground, Neutral Host Networks and Utilities solutions to help mobile network operators of all sizes deploy their networks of the future, today. With over one million cells shipped to 1,000 customers in more than 100 countries, Airspan has global scale. For more information, visit www.airspan.com.

About Fortress Investment Group

Fortress Investment Group LLC is a leading, highly diversified global investment manager. Founded in 1998, Fortress had $48.0 billion of assets under management as of December 31, 2023 on behalf of over 1,900 institutional clients and private investors worldwide across a range of credit and real estate, private equity and permanent capital investment strategies.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about Airspan’s ability to obtain equity and DIP financing from Fortress and its affiliates, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Any such forward-looking statements are based upon the current beliefs and expectations of Airspan’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Airspan’s control.

Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Airspan’s control. For further information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of Airspan’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the US Securities and Exchange Commission. All information set forth herein speaks only as of the date hereof in the case of information about Airspan or the date of such information in the case of information from persons other than Airspan, and Airspan disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.

Contacts

Media:

Jonathan Gasthalter/Mark Semer/Grace Cartwright

Gasthalter & Co.

(212) 257-4170

Airspan@gasthalter.com

Investor Relations:

Brett Scheiner

561-893-8660

IR@airspan.com

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